UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 7, 2009

PARKS! AMERICA, INC.

(Exact name of registrant as specified in charter)

Nevada	333-127199	91-0626756
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

1300 Oak Grove Road, Pine Mountain, GA 31822

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (626) 335-4680

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On April 8, 2009, Parks! America, Inc. (the “Company”) dismissed Stonefield Josephson, Inc. (“Stonefield”) as the Company’s independent registered public accounting firm.  The dismissal of Stonefield was approved by the Company’s Board of Directors on April 7, 2009.

Stonefield has not issued a report on the Company’s financial statements for years ended December 31, 2008 or December 31, 2007. During the fiscal year ended December 31, 2008, and any subsequent period through April 16, 2009, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On April 16, 2009, the Company provided Stonefield with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Stonefield furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements  Stonefield, as of the date hereof, has not advised as to its timing of the review of this disclosure or the release of its letter stating that it agreed with the statements made herein or the reasons why it disagreed.  Upon receipt, the letter from Stonefield will be filed as an amendment to this Form 8-K.

New independent registered public accounting firm

On April 8, 2009, the Company engaged Maddox Ungar Silberstein, PLLC (“Maddox”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 7, 2009.

During the year ended December 31, 2008 and any subsequent period through April 16, 2009, the Company did not consult with Maddox regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

16.1

Letter from Stonefield Josephson, Inc. (to be filed on Amendment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKS! AMERICA, INC.

Date: April 16, 2009

By: /s/ Tristan R. Pico

Name: Tristan R. Pico

Chief Executive Officer

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